UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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Marina Biotech, Inc.

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MARINA BIOTECH, INC.
P.O. Box 1559
Bothell, Washington 98041
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Monday, September 15, 2014 at 10:00 A.M. (Pacific Time)
TO THE STOCKHOLDERS OF MARINA BIOTECH, INC.:
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Marina Biotech, Inc. will be held on Monday, September 15, 2014, at 10:00 A.M. Pacific Time, at 12220 El Camino Real, Suite 300, San Diego, California 92130 for the purposes of considering and acting on the following items:
1.
  To elect five (5) persons to our Board of Directors, each to hold office until the 2015 annual meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualify;
2.
  To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014;
3.
  To consider and vote on a proposal to amend our amended and restated certificate of incorporation to effect a reverse stock split, at any time within two (2) years following the Annual Meeting, and in such ratio between a one-for-two and one-for-ten reverse stock split, to be determined by our Board of Directors, to be in the best interest of Marina Biotech, Inc.;
4.
  To consider and vote on a proposal to adopt the Marina Biotech, Inc. 2014 Long-Term Incentive Plan;
5.
  To hold an advisory vote on executive compensation; and
6.
  To hold an advisory vote on the frequency of the advisory vote on executive compensation.
The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only holders of record of our common stock and of our series C convertible preferred stock as of the close of business on August 7, 2014 are entitled to notice of and to vote at the Annual Meeting. The holders of at least a majority of our outstanding shares of voting stock entitled to vote and present in person or by proxy are required for a quorum. You may vote electronically through the Internet or by telephone. The instructions on your proxy card describe how to use these convenient services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it to us in the enclosed envelope.
By Order of the Board of Directors,
/s/ J. Michael French
J. Michael French
President & CEO
August 18, 2014
Cambridge, MA
OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

MARINA BIOTECH, INC.
P.O. Box 1559
Bothell, Washington 98041
PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To be held Monday, September 15, 2014 at 10:00 A.M. (Pacific Time)
ANNUAL MEETING AND PROXY SOLICITATION INFORMATION
General
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Marina Biotech, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Monday, September 15, 2014, at 10:00 A.M. Pacific Time, at 12220 El Camino Real, Suite 300, San Diego, California 92130, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card are being mailed to stockholders on or about August 20, 2014.
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 15, 2014: The Proxy Statement and the Annual Report to Shareholders are available at www.marinabio.com. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed via our website before voting.
Solicitation and Voting Procedures
Solicitation.   The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock, par value $0.006 per share. We intend to use the services of AST Phoenix Advisors, 6201 15th Avenue, Brooklyn, N.Y. in soliciting proxies and, as a result, we expect to pay approximately $15,000, plus out-of-pocket expenses, for such services. We may conduct further solicitation personally, telephonically, electronically or by facsimile through our officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.
Voting.   Stockholders of record may authorize the proxies named in the enclosed proxy card to vote their shares of common stock in the following manner:
•
  by mail, by marking the enclosed proxy card, signing and dating it, and returning it in the postage-paid envelope provided;
•
  by telephone, by dialing the toll-free telephone number 1-800-690-6903 from within the United States or Canada and following the instructions. Stockholders voting by telephone need not return the proxy card; and
•
  through the Internet, by accessing the World Wide Website address www.voteproxy.com. Stockholders voting by the Internet need not return the proxy card.
Revocability of Proxies.   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given, or by delivering to J. Michael French, Chief Executive Officer, Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041, a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and giving notice of your intention to vote in person.
Voting Procedure.   The presence at the Annual Meeting of a majority of our outstanding shares of voting stock entitled to vote and represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on August 7, 2014 has been fixed as the record date (the “Record Date”) for determining the holders of shares of our common stock and our series C convertible preferred stock entitled to notice of and to vote at the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all matters. The holders of our series C convertible preferred stock shall be entitled to vote their shares of series C convertible preferred stock on all matters on an “as-converted” basis, subject to the beneficial ownership limitations set forth in the certificate of designations for our series C convertible preferred stock. As of the Record Date, there were 25,633,061 shares of common stock outstanding. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.
Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR Proposal Nos. 1, 2, 3, 4 and 5, and THREE YEARS for Proposal No. 6.
Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions will have no effect on the outcome of the election of directors (Proposal No. 1), but will be counted as a vote AGAINST the ratification of Wolf & Company, P.C. as our independent registered public accounting firm (Proposal No. 2), AGAINST the proposal to effect a reverse split of our common stock (Proposal No. 3), AGAINST the proposal to adopt our 2014 Long-Term Incentive Plan (Proposal No. 4), AGAINST the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 5) and AGAINST the recommendation that the advisory vote regarding the compensation of our named executive officers be held every three years (Proposal No. 6).
Broker non-votes will have no effect on the outcome of the election of directors (Proposal No. 1), the ratification of Wolf & Company, P.C. as our independent registered public accounting firm (Proposal No. 2), the adoption of our 2014 Long-Term Incentive Plan (Proposal No. 4), the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 5) or the advisory vote regarding the frequency of the advisory vote regarding the compensation of our named executive officers (Proposal No. 6), but will be considered as a vote AGAINST the proposal to effect a reverse stock split of our common stock (Proposal No. 3).
A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules of the New York Stock Exchange, a broker may have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of independent registered public accounting firms, but do not include the election of directors, the adoption of employee benefit plans and advisory votes regarding executive compensation. Thus, brokers will generally have the discretion to vote the proxy for Proposal No. 2, but will not have discretion to cast a vote on Proposal Nos. 1, 3, 4, 5 and 6.
On each matter properly presented for consideration at the Annual Meeting, stockholders will be entitled to one vote for each share held. Stockholders do not have cumulative voting rights in the election of directors.
Vote Required.   For the election of directors (Proposal No. 1), the nominees who receive a plurality of votes from the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected. For the ratification of our independent registered public accounting firm (Proposal No. 2), the approval of the proposed adoption of our 2014 Long-Term Incentive Plan (Proposal No. 4), the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 5), and the approval of the Board’s recommendation regarding the frequency of the advisory vote regarding the compensation of our named executive officers (Proposal No. 6), the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required. For the approval of the proposal to amend our certificate of incorporation to effect a reverse split of our common stock (Proposal No. 3), the affirmative vote of a majority of our outstanding shares of common stock entitled to vote on such proposals is required. Because your vote with respect to Proposal No. 5 and Proposal No. 6 is advisory, it will not be binding upon our Board of Directors.

If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.
Householding.   Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041, phone: (425) 892-4322, Attention: J. Michael French, President and Chief Executive Officer. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
Our Amended and Restated Bylaws (the “Bylaws”) provide that the Board of Directors shall consist of not less than four (4) members and not more than eleven (11) members, as fixed by the Board of Directors. Currently, the Board of Directors consists of four (4) members. At the Annual Meeting, we intend to increase the size of the Board of Directors to five (5) members, and to add Donald A. Williams, who is identified in this proxy statement as a director nominee, to fill the vacancy.
At the Annual Meeting, five (5) directors are to be elected by the holders of the common stock to serve until the 2015 annual meeting of our stockholders and until such directors’ respective successors are elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors has nominated each of the persons listed below for election to the Board of Directors at the Annual Meeting. Each of the director nominees, other than Mr. Williams, is currently a member of our Board of Directors.

Name	Age	Position	Director Since
J. Michael French	54	Chief Executive Officer, President and Chairman of the Board of Directors	September 2008
Stefan Loren, Ph.D.	50	Lead Independent Director	August 2012
Joseph W. Ramelli	46	Director	August 2012
Philip C. Ranker	55	Director	January 2014
Donald A. Williams	55	Director Nominee	N/A

In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Bylaws.
Nominees
The following information is submitted concerning the nominees for election as directors based upon information received by us from such persons:
J. Michael French — Mr. French has served as our Chief Executive Officer (“CEO”) since June 23, 2008, as our President since October 1, 2008, and as a member of our Board of Directors since September 11, 2008. Mr. French was appointed Chairman of our Board of Directors on August 21, 2012. Prior to joining us, Mr. French served as President of Rosetta Genomics, Inc. from May 2007 to August 2007. Mr. French also served as Senior Vice President of Corporate Development for Sirna Therapeutics, Inc. (“Sirna”) from July 2005 to January 2007, when Sirna was acquired by Merck and Co., Inc., and he served in various executive positions, including Chief Business Officer, Senior Vice President of Business Development and Vice President of Strategic Alliances, of Entelos, Inc., a pre-IPO biotechnology company, from 2000 to 2005. Mr. French, holds a B.S. in aerospace engineering from the U.S. Military Academy at West Point and a M.S. in physiology and biophysics from Georgetown University.
Stefan Loren, Ph.D. — Dr. Loren has served as a director of our company since August 2012. Dr. Loren is currently the founder at LCS. He was previously Managing Director at Westwicke Partners. Dr. Loren has over 20 years of experience as a research and investment professional in the healthcare space, including roles at Perceptive Advisors, MTB Investment Advisors, Legg Mason, and Abbott Laboratories. Prior to industry, Dr. Loren served as a researcher at The Scripps Research Institute working with Nobel Laureate K. Barry Sharpless on novel synthetic routes to chiral drugs. Dr. Loren received a doctorate degree in Organic/Pharmaceutical Chemistry from the University of California at Berkeley and a bachelor’s degree in Chemistry from the University of California San Diego. His scientific work has been featured in Scientific American, Time, Newsweek and Discover, as well as other periodicals and journals. Dr. Loren currently serves on the board of Genvec, Inc.

Joseph W. Ramelli — Mr. Ramelli has served as a director of our company since August 2012. Mr. Ramelli currently works as a consultant for several investment funds providing in-depth due diligence and investment recommendations. He has over 20 years of experience in the investment industry, having worked as both an institutional equity trader and as an equity analyst at Eos Funds, Robert W. Duggan & Associates and Seneca Capital Management. Mr. Ramelli graduated with honors from U.C. Santa Barbara, with a BA in Business Economics.
Philip C. Ranker — Mr. Ranker has served as a director of our company since January 2014. Currently, Mr. Ranker serves as Chief Financial Officer at Bioness, Inc. Previously he served as our Chief Accounting Officer from September 7, 2011 until September 30, 2011, and then served as our interim Chief Financial Officer and Secretary from October 1, 2011 until December 31, 2013. Before that, Mr. Ranker served as Chief Financial Officer of Suneva Medical, Inc., a start-up aesthetics company, from 2009 to 2011, and as Vice President of Finance at Amylin Pharmaceuticals, Inc. from 2008 to 2009. Prior to Amylin, Mr. Ranker held various positions with Nastech Pharmaceutical Company Inc. (the predecessor to Marina Biotech) from 2004 to 2008, including Vice President of Finance from August 2004 until September 2005, and Chief Financial Officer and Secretary from September 2005 until January 2008. From September 2001 to August 2004, Mr. Ranker served as Director of Finance for ICOS Corporation. Prior to working at ICOS, Mr. Ranker served in various positions in corporate accounting, managed care contracting and research and development, including Senior Finance Director, at Aventis Pharmaceutical and its predecessor companies during his nearly fifteen year tenure with the organization. From February 2006 until 2010, Mr. Ranker also served as a member of the Board of Directors and as the chair of the Audit Committee of ImaRx Therapeutics, Inc., which executed an initial public offering during his tenure. Prior to Aventis, Mr. Ranker was employed by Peat Marwick (currently KPMG) as a Certified Public Accountant. Mr. Ranker holds a B.S. in Accounting from the University of Kansas.
Donald A. Williams — Mr. Williams has been nominated, subject to shareholder approval at the Annual Meeting, to serve as a member of our Board of Directors. Mr. Williams is a 35-year veteran of the public accounting industry, retiring in 2014. Mr. Williams spent 18 years as an Ernst & Young (E&Y) Partner and the last seven years as a Partner with Grant Thornton (GT). Mr. Williams’ career focused on private and public companies in the technology and life sciences sectors. During the last seven years at Grant Thornton, he served as the National Leader of Grant Thornton’s Life Sciences Practice and the Managing Partner of the San Diego Office. He was the lead partner for both E&Y and GT on multiple initial public offerings; secondary offerings; private and public debt financings; as well as numerous mergers and acquisitions. From 2001 to 2014, Mr. Williams served on the Board of Directors and is past President and Chairman of the San Diego Venture Group and has served on the Board of Directors of various charitable organizations in the communities in which he has lived. Mr. Williams is a graduate of Southern Illinois University with a B.S. degree.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information regarding the ownership of our common stock as of August 7, 2014 (the “Determination Date”) by: (i) each current director of our company and each director nominee; (ii) each of our Named Executive Officers; (iii) all current executive officers and directors of our company as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our common stock.
Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Determination Date, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of the Determination Date when computing the percentage ownership of each other person.
To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on 25,633,061 shares of common stock outstanding as of the Determination Date. Unless otherwise indicated, the business address of each person in the table below is c/o Marina Biotech, Inc., P.O. Box 1559, Bothell, WA 98041. No shares identified below are subject to a pledge.

Name	Number of Shares		Percent of Shares Outstanding (%)
Officers and Directors:
J. Michael French, Director, President and CEO	1,220,310	(1)	4.7%
Stefan Loren, Ph.D., Director	185,335	(2)	*
Joseph W. Ramelli, Director	207,603		*
Richard T. Ho, M.D., Ph.D., Former CSO	446,997	(3)	1.7%
Philip C. Ranker, Director	903,053	(4)	3.5%
Donald A. Williams, Director Nominee	0		*
Daniel E. Geffken, Interim CFO	33,600	(5)	*
All current directors and executive officers as a group (6 persons)	2,996,898	(6)	11.6%
5% Shareholders:
Ditty Properties Limited Partnership	1,500,000		5.8%
c/o Voldal Wartelle & Co. 13343 Bel-Red Road Bellevue, WA 98005-2333

*
  Beneficial ownership of less than 1.0% is omitted.
(1)
  Includes presently exercisable options to purchase 88,972 shares of common stock. Pursuant to a settlement agreement, certain securities beneficially owned by Mr. French are held in constructive trust by Mr. French for the benefit of Mr. French and his former spouse.
(2)
  Includes presently exercisable warrants to purchase 4,032 shares of common stock.
(3)
  Includes presently exercisable options to purchase 30,000 shares of common stock.
(4)
  Includes presently exercisable options to purchase 2,500 shares of common stock.
(5)
  Consists of presently exercisable warrants to purchase up to 33,600 shares of common stock issued to Danforth Advisors, LLC.
(6)
  Includes presently exercisable options to purchase 121,471 shares of common stock and presently exercisable warrants to purchase 37,632 shares of common stock.

Biographical Information Concerning Executive Officers
Biographical information concerning J. Michael French, our President and CEO, is set forth above under the caption “Proposal No. 1 — Election of Directors.” Biographical information concerning our remaining executive officers is set forth below.
Daniel E. Geffken, M.B.A. — Mr. Geffken, age 57, is a founder and Managing Director at Danforth Advisors, LLC, where he has served since 2011. He has worked in both the life science and renewable energy industries for the past 20 years. His work has ranged from early start-ups to publicly traded companies with market capitalizations of in excess of $1 billion. Previously, he served as COO or CFO of four publicly traded and four privately held companies, including Seaside Therapeutics, Inc., where he served as COO from 2009 to 2011. In addition, he has been involved with multiple rare disease-focused companies in areas such as Huntington’s disease, amyotrophic lateral sclerosis, fragile X syndrome, hemophilia A and Gaucher disease, including the approval of enzyme replacement therapies for the treatments of Fabry disease and Hunter syndrome. Mr. Geffken has raised more than $700 million in equity and debt securities. Mr. Geffken started his career as a C.P.A. at KPMG and, later, as a principal in a private equity firm. Mr. Geffken received his M.B.A from the Harvard Business School and his B.S. from the Wharton School, University of Pennsylvania.
Director’s Qualifications
In selecting a particular candidate to serve on our Board of Directors, we consider the needs of our company based on particular experiences, qualifications, attributes and skills that we believe would be advantageous for our Board members to have and would qualify such candidate to serve on our Board given our business profile and the environment in which we operate. The table below sets forth such experiences, qualifications, attributes and skills, and identifies the ones that each director and director nominee possesses.

Attributes	Mr. French	Dr. Loren	Mr. Ramelli	Mr. Ranker	Mr. Williams
Financial Experience	X	X	X	X	X
Public Board Experience	X	X		X
Industry Experience	X	X		X	X
Scientific Experience		X
Commercial Experience	X		X	X	X
Corporate Governance Experience	X	X		X	X
Capital Markets Experience	X	X	X	X	X
Management Experience	X	X	X	X	X

Certain Relationships and Related Transactions
J. Michael French.   Pursuant to the terms and conditions of Mr. French’s employment agreement, we agreed, for the term of Mr. French’s employment with us, to nominate Mr. French for successive terms as a member of the Board of Directors, and to use all best efforts to cause Mr. French to be elected by our shareholders as a member of the Board of Directors.
Family Relationships
There are no familial relationships between any of our officers and directors.
Director or Officer Involvement in Certain Legal Proceedings
Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.
Independence of the Board of Directors
The Board of Directors has adopted NASDAQ’s standards for determining the independence of its members. In applying these standards, the Board of Directors considers commercial, industrial, banking,

consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that two (2) of the current members of the Board of Directors, namely Stefan Loren and Joseph Ramelli, and three (3) of the director nominees, namely Stefan Loren, Joseph Ramelli and Donald Williams, are independent directors within the meaning of such NASDAQ independence standards in terms of independence from management. In making these independence determinations, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors or director nominees, as applicable.
Meetings of the Board of Directors
The Board of Directors held 16 meetings during 2013. During 2013, all directors attended more than 75% of the aggregate number of meetings of the Board of Directors. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances. We did not hold an annual meeting of stockholders for the 2013 fiscal year.
Committees of the Board of Directors
The Board of Directors has established the following three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee (the “N&CGC”). The Board of Directors has adopted written charters for each of these committees, which we make available free of charge on or through our Internet website, along with other items related to corporate governance matters, including our Code of Business Conduct and Ethics applicable to all employees, officers and directors. We maintain our Internet website at www.marinabio.com. You can access our committee charters and code of conduct on our website by first clicking “About Marina Biotech” and then “Corporate Governance.”
We intend to disclose on our Internet website any amendments to or waivers from our Code of Business Conduct and Ethics, as well as any amendments to the charters of any of our standing committees. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041.
Dr. Loren and Mr. Ramelli are currently the only members of each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Due to the size of our Board of Directors and the nature of our business operations during 2013, none of our standing committees held any meetings during 2013, as the functions of such committees were conducted at the full Board level. We intend to change the composition of these three standing committees and expand their roles and activities following the anticipated increase in the size of our Board of Directors at the Annual Meeting.
Audit Committee.   Among other functions, the Audit Committee authorizes and approves the engagement of the independent registered public accounting firm, reviews the results and scope of the audit and other services provided by the independent registered public accounting firm, reviews our financial statements, reviews and evaluates our internal control functions, approves or establishes pre-approval policies and procedures for all professional audit and permissible non-audit services provided by the independent registered public accounting firm and reviews and approves any proposed related party transactions. The Board of Directors has determined that each of the current members of the Audit Committee is an independent director within the meaning of the NASDAQ independence standards and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that each of the current members of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC Rules and satisfies the NASDAQ standards of financial literacy and financial or accounting expertise or experience.
Compensation Committee.   The Compensation Committee’s functions include reviewing and approving the compensation and benefits for our executive officers, administering our equity compensation plans and making recommendations to the Board of Directors regarding these matters. Neither the

Compensation Committee nor the Board of Directors retained any consultants to assist in the review and approval of the compensation and benefits for the executive officers of our company during 2013. The Board of Directors has determined that each current member of the Compensation Committee is an independent director within the meaning of the NASDAQ independence standards.
Nominating and Corporate Governance Committee.   The N&CGC searches for and recommends to the Board of Directors potential nominees for director positions and makes recommendations to the Board of Directors regarding the size, composition and compensation of the Board of Directors and its committees. The Board of Directors has determined that each current member of the N&CGC is an independent director within the meaning of the NASDAQ independence standards.
In selecting candidates for the Board of Directors, the N&CGC begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the N&CGC will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the N&CGC will solicit recommendations for nominees from persons whom the N&CGC believes are likely to be familiar with qualified candidates, including members of our Board of Directors and our senior management. The N&CGC may also engage a search firm to assist in the identification of qualified candidates. The N&CGC will review and evaluate those candidates whom it believes merit serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the committee may solicit the views of management and other members of the Board of Directors, and may conduct interviews of proposed candidates.
The N&CGC generally requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The N&CGC will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of our stockholders. In addition, the N&CGC requires that all candidates have no interests that materially conflict with our interests and those of our stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing us and have adequate time to devote to service on the Board of Directors.
The N&CGC will consider stockholder recommendations for nominees to fill director positions, provided that the N&CGC will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees as required by our Bylaws, to our Corporate Secretary following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for the N&CGC to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the Corporate Secretary by the time period set forth in our most recent proxy statement for the submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. The Corporate Secretary shall then deliver any such communications to the Chairman of the N&CGC. The N&CGC will evaluate stockholder recommendations for candidates for the Board of Directors using the same criteria as for other candidates, except that the N&CGC may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in our equity.
Board Leadership Structure and Role in Risk Oversight
Although we have not adopted a formal policy on whether the Chairman of the Board and Chief Executive Officer positions should be separate or combined, given our company’s recent financial and operational history, we have determined that it is in the best interests of our company and its stockholders to combine those roles. At the same time, we also believe it is important that our independent directors have a strong voice in the leadership of our company. As a result, we believe it is beneficial to our company and its stockholders that one of the independent directors of our Board serve in the capacity of Lead Independent Director. Mr. French currently serves as our CEO and as the Chairman of our Board of

Directors. Dr. Loren currently serves as Lead Independent Director. We believe that the use of a Lead Independent Director is beneficial because the Lead Independent Director can provide the Chairman/CEO with guidance and feedback on his performance in those roles, as well as provide a more effective channel for the independent members of the Board to express their views on management. The Board of Directors continually evaluates our leadership structure and could in the future decide to separate the Chairman and CEO positions if it believes that doing so would serve the best interests of our company.
Our Board of Directors and the Audit Committee thereof is responsible for overseeing the risk management processes on behalf of our company. The Board and, to the extent applicable, the Audit Committee, receive and review periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our company’s assessment of risks. Where applicable, the Audit Committee reports regularly to the full Board of Directors with respect to risk management processes. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our company are consistent with the Board’s appetite for risk. While the Board oversees the risk management of our company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.
Stockholder Communications
All stockholder communications must (i) be addressed to our Chief Executive Officer at our address, (ii) be in writing either in print or electronic format, (iii) be signed by the stockholder sending the communication, (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors, (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that we will not entertain shareholder proposals or shareholder nominations from shareholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under Commission Rule 14a-8 of Regulation 14A under the Exchange Act and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate as is required by our Bylaws.
Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Chief Executive Officer shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the CEO, the chairman of the applicable committee, or to each of the independent directors, as the case may be.
The Chief Executive Officer may, in his or her sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Chief Executive Officer may not copy any member of management in forwarding such communications. In addition, the Chief Executive Officer may, in his or her sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our company for review and possible response.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On May 12, 2014, we entered into an engagement letter with Wolf & Company, P.C. (“Wolf”) pursuant to which we engaged Wolf as our independent registered public accounting firm for purposes of performing an audit of our financial statements for the fiscal years ended December 31, 2012 and December 31, 2013. We have also appointed Wolf to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2014. In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by us.
Your ratification of the appointment of Wolf as our independent registered public accounting firm for the fiscal year ending December 31, 2014 does not preclude us from terminating its engagement of Wolf and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.
Total fees to our independent registered public accounting firms for the years ended December 31, 2013 and 2012 were $0.085 million and $0.076 million, respectively, and were comprised of the amounts set forth below.
Audit Fees.   The aggregate fees for professional services rendered in connection with (i) the audit of our annual financial statements, (ii) the review of the financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, (iii) consents and comfort letters issued in connection with equity offerings and (iv) services provided in connection with statutory and regulatory filings or engagements were $0.085 million for the year ended December 31, 2013 and $0.076 million for the year ended December 31, 2012.
Audit-Related Fees.   We did not incur any fees related to audits that are not included in the above.
Tax Fees.   We did not incur any fees to our independent registered public accounting firm for professional services rendered in connection with tax compliance, tax planning and federal and state tax advice for the years ended December 31, 2013 and December 31, 2012.
All Other Fees.   We did not incur any such other fees to our independent registered public accounting firm for the years ended December 31, 2013 and December 31, 2012.
Pre-Approval Policies and Procedures
The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.
The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. In the event pre-approval for such audit services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee had been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $15,000, and the Chairman of the Audit Committee reported for ratification such pre-approval to the Audit Committee at its next scheduled meeting. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT
A REVERSE STOCK SPLIT AT THE DISCRETION OF THE BOARD OF DIRECTORS
We are seeking your approval of an amendment to our amended and restated certificate of incorporation to authorize our Board of Directors to effect a reverse stock split of our outstanding common stock in the range of one-for-two to one-for-ten, without further approval of our shareholders, upon a determination by our Board of Directors that such a reverse stock split is in the best interests of our company and our shareholders, at any time within two (2) years following the Annual Meeting.
Our common stock is presently listed on the OTC Pink Tier of the OTC Markets. We believe that a reverse stock split may help facilitate a future listing of our common stock on a national securities exchange, such one of the various tiers of NASDAQ, although we cannot assure you that such a listing will ever occur.
In addition to potentially listing our common stock on a national securities exchange, we believe that it may be in our best interests to increase the per-share price of our common stock through a reverse stock split in order to enhance the desirability and marketability of our common stock to the financial community and to attract different investors in future financings and in regular market trading. Such considerations are particularly important to a company, such as ours, that anticipates engaging in equity financing transactions in the near future.
Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of our common stock. In addition, analysts at many leading brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. We believe that if the reverse stock split has the effect of increasing the trading price of our common stock, even if we do not list our common stock on a national securities exchange, the investment community may find our common stock to be more attractive, which could promote greater liquidity for our existing shareholders and could facilitate anticipated equity financing initiatives.
As a result of the foregoing considerations, the Board of Directors has determined that it may be in our best interest to effect a reverse stock split in the near future in an effort to increase the per-share price of our common stock. As such, we are asking our shareholders to approve an amendment to our amended and restated certificate of incorporation authorizing a reverse stock split in the range of one-for-two to one-for-ten and granting the Board of Directors the discretion to effect the reverse stock split within this range at any time within two (2) years following the Annual Meeting, and at such ratio that it determines appropriate. Further discussion of the reasons for, and possible consequences of, the reverse stock split can be found below in the subsections titled “Reasons for the Reverse Stock Split” and “Possible Effects of the Reverse Stock Split.”
If this proposal is approved, the Board of Directors will have the authority, but not the obligation, in its sole discretion and without any further action on the part of the shareholders, to effect, at any time within two (2) years following the Annual Meeting that it believes to be most advantageous to us and to our shareholders, a reverse stock split in the range of one-for-two to one-for-ten.
This proposal would give the Board the authority to implement one, but not more than one, reverse stock split. A reverse stock split would be effected by the filing of an amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The Board of Directors will have the ability to decline to file the amendment to our amended and restated certificate of incorporation without further shareholder action if it subsequently determines that a reverse stock split is no longer in our best interest.
If the reverse stock split is effected by the Board of Directors, the number of shares of common stock owned by each shareholder will be reduced by the same proportion as the reduction in the total number of shares of common stock outstanding, so that the percentage of the outstanding common stock owned by each shareholder after the reverse stock split will remain approximately the same as the percentage owned before the reverse stock split. The proportions may not be exactly the same due to the treatment of fractional shares that may result from the reverse stock split. The proposed reverse stock split will reduce the number of shares of outstanding common stock; however, it will not have the effect of reducing the number of shares of authorized common stock. Therefore, (i) assuming we effected a one-for-two reverse stock split on the Record Date for this Annual Meeting, following such reverse stock split we would continue to have 180 million shares of authorized common stock but there would only be approximately 12.82 million shares of common stock issued and outstanding, and (ii) assuming we effected a one-for-ten reverse stock split on the Record Date for this Annual Meeting, following such reverse stock split we would continue to have 180 million shares of authorized common stock but there would only be approximately 2.56 million shares of common stock issued and outstanding. As a result of these factors, the reverse stock split would in effect create “headroom” in the form of more available authorized but unissued shares of common stock. Assuming passage of this Proposal No. 3, we do not have any plan, commitment, arrangement, understanding or agreement, written or oral, to utilize such additional “headroom” to issue common stock, other than the issuance of common stock upon the exercise of outstanding options, warrants and preferred stock, and the granting of awards under our equity incentive plans.
Any reverse stock split that we implement following approval of this Proposal No. 3 will not affect any shareholder’s individual proportionate voting power, except to a minor extent due to the handling of fractional shares.
We have granted equity awards to our employees as authorized by our 2000 Non-Qualified Stock Option Plan, our 2002 Stock Option Plan, our 2004 Stock Incentive Plan and our 2008 Stock Incentive Plan, and have assumed the equity awards granted under the Cequent Pharmaceuticals, Inc. 2006 Stock Incentive Plan. The terms of each of the foregoing plans provide for appropriate adjustment in the number and class of shares reserved for granting of awards and in the number, class and prices of shares covered by the awards granted pursuant to such plans but not yet exercised. If the reverse split is implemented, the Board of Directors or the applicable plan administrator will take the above-mentioned appropriate action(s). We will also make appropriate adjustments to any outstanding stock options granted outside of the aforementioned plans to reflect the reverse stock split.
As our common stock is registered under the Exchange Act, we are subject to the reporting and other requirements of the Exchange Act. The reverse split, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder.
Reasons for the Reverse Stock Split
Facilitating the future listing of our common stock on a national securities exchange, of which there can be no assurance, is the primary reason for the reverse stock split. In addition, we believe that it may be advantageous to increase the per-share price of our stock through a reverse stock split to appeal to a broader range of investors in potential future financing transactions. A reverse stock split would result in a recapitalization intended to increase the per share value of our common stock. However, even if we effect the reverse stock split, there can be no assurance of either an immediate or a sustainable increase in the per share trading price of our common stock.
Our Board of Directors believes that a reverse stock split would also be beneficial for the following reasons:
•
  It could heighten the interest of the financial community in our company and potentially broaden the pool of investors that may consider investing in our company by increasing the trading price of our common stock and decreasing the number of outstanding shares of our common stock;
•
  It could help to attract institutional investors who have internal policies that either prohibit them from purchasing stocks below a certain minimum price or tend to discourage individual brokers from recommending such stocks to their customers; and
•
  It may also encourage investors who had previously been dissuaded from purchasing our common stock because commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks.

Text of the Proposed Amendment
If the Board determines to effect the reverse stock split following the approval of the proposal by our shareholders, we propose to amend our amended and restated certificate of incorporation by adding a third paragraph to Article FOURTH, paragraph (a), substantially as follows:
“Effective at __:__ EDT on _______, 20__ (the “Effective Time”), every (  ) shares of the Common Stock of the Corporation issued and outstanding will be exchanged and combined, automatically, without further action, into one (1) share of the Common Stock of the Corporation. At the Effective Time, there shall be no change in the number of authorized shares of Common Stock, including the number authorized for each class of shares, which the Corporation shall have the authority to issue. Any fraction of a share of Common Stock that would otherwise have resulted from the foregoing combination shall be converted into the right to receive a cash payment from the Corporation for such fractional shares. The cash payment from the Corporation will be determined by multiplying (x) the fractional amount of the share of Common Stock by (y) $____.”
Possible Effects of the Reverse Stock Split
Once the reverse stock split is implemented, our common shareholders will own a fewer number of shares than they currently own. Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of our common stock, there is no assurance that such a result will occur. Similarly, there is no assurance that the reverse stock split will result in a permanent increase in the per share price, which can be dependent on several factors.
Should the per share price of our common stock decline upon implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse split.
The anticipated resulting increase in per-share price of our common stock is expected to encourage interest in our common stock and possibly promote greater liquidity for our shareholders and expand our equity financing opportunities. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.
The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline, which has occurred with respect to our common stock in connection with prior reverse stock splits that we have implemented.
The number of shares held by each individual shareholder will be reduced if the reverse stock split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their shares.
Procedures for Effecting the Reverse Stock Split and Filing an Amendment to Our Amended and Restated Certificate of Incorporation
If our shareholders approve the reverse stock split and our Board of Directors subsequently determines that it is in our best interests to effect a reverse stock split, the amendment to our amended and restated certificate of incorporation will become effective upon the filing of an amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The actual timing of any such filing will be made by the Board at such time as the Board believes to be most advantageous to us and to our shareholders within two (2) years following the Annual Meeting.
Payment for Fractional Shares
No fractional shares of common stock would be issued as a result of the reverse stock split, if any. Instead, each shareholder otherwise entitled to a fractional share would be entitled, upon surrender of the applicable stock certificate(s), to receive a cash payment (without interest) in lieu of such fractional share.

Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares
If we implement a reverse stock split, our transfer agent will act as our exchange agent to act for holders of common stock in implementing the exchange of their pre-reverse stock split shares for post-reverse stock split shares.
Registered Book Entry Shareholder.   Holders of common stock holding all of their shares electronically in book-entry form with our transfer agent do not need to take any action (the exchange will be automatic) to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest (as described above under “Payment for Fractional Shares”), if applicable.
Registered Certificated Shareholder.   Some of our shareholders hold their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your pre-reverse stock split certificate(s), you will be issued the appropriate number of shares electronically in book-entry form under the Direct Registration System (“DRS”), and if you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Payment for Fractional Shares.” No new shares in book-entry form will be issued and no payment in lieu of any fractional share interest will be made to you until you surrender your outstanding pre-reverse stock split certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. At any time after receipt of your DRS statement, you may request a stock certificate representing your ownership interest.
SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.
Accounting Adjustments
We anticipate that adjustments to our financial statements to reflect the reverse stock split, if any, will be minimal. Our stockholders’ equity, in the aggregate, will remain unchanged. Our historical earnings per share data would also be restated to reflect the reverse stock split.
Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following summary of the federal income tax consequences of a reverse stock split, if any, is for general information only, and it is not intended to be, nor should it be construed to be, legal or tax advice to any particular shareholder. The summary does not address shareholders subject to special rules, such as persons who acquired shares of our common stock in compensatory transactions, certain financial institutions, tax-exempt entities, regulated investment companies, insurance companies, partnerships or other pass-through entities, persons who are not U.S. citizens or taxed as U.S. resident aliens, persons subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, individual retirement accounts or tax-deferred accounts, dealers in securities or currencies, persons holding shares in connection with a hedging transaction, “straddle,” conversion transaction or a synthetic security or other integrated transaction, and shareholders whose “functional currency” is not the U.S. dollar. The following summary also assumes that shares of our common stock both before and after the reverse stock split are held as a “capital asset” as defined by the Internal Revenue Code of 1986, as amended (the “Code”), which is generally property held for investment. This summary is based on current law, including the Code, administrative pronouncements, judicial decisions, existing and proposed Treasury Regulations, and interpretations of the foregoing, all as of the Record Date. All of the foregoing authorities are subject to change (possibly with retroactive effect) and any such change may result in U.S. federal income tax consequences to a stockholder that are materially different from those described below. This summary does not address tax considerations under state, local, foreign and other laws.
Federal Income Tax Consequences to the Company.   No gain or loss will be recognized by us as a result of a reverse stock split.
Federal Income Tax Consequences to the Shareholders.   The reverse stock split is intended to constitute a reorganization within the meaning of section 368 of the Code. Provided the reverse stock split does qualify as a reorganization, a shareholder generally will not recognize gain or loss for U.S. federal income tax purposes on the reverse stock split (except with respect to any cash received in lieu of a fractional share as described below). The aggregate adjusted basis of the post-reverse stock split shares will be the same as the aggregate adjusted basis of the pre-reverse stock split shares exchanged therefore (excluding any portion of the shareholder’s basis allocated to fractional share interests), and the holding period(s) of the post-reverse stock split shares received will include the shareholder’s respective holding period(s) for the pre-reverse stock split shares exchanged.
Because the cash payment for fractional share interests represents a mere mechanical rounding off incident to the reverse stock split, a shareholder who receives cash for fractional shares should generally recognize gain or loss, as the case may be, for U.S. federal income tax purposes measured by the difference between the amount of cash received and the tax basis of such shareholder’s pre-reverse stock split shares corresponding to the fractional share interest. Such gain or loss will be capital gain or loss, and any such capital gain or loss will generally be long-term capital gain or loss to the extent such shareholder’s holding period exceeds 12 months. The deductibility of capital losses may be subject to certain limitations.
Backup Withholding.   A non-corporate shareholder may be subject to backup withholding at a 28% rate on cash payments received pursuant to the reverse stock split unless such shareholder provides a correct taxpayer identification number to his or her broker or to us and otherwise complies with applicable requirements of the backup withholding rules. Backup withholding is not an additional U.S. federal income tax. Rather, any amount withheld under these rules will be creditable against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.
Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF A REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND/OR FOREIGN INCOME TAX AND OTHER LAWS.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the votes entitled to be cast by holders of our common stock, either in person or by proxy, is required for approval of Proposal No. 3. For purposes of approval of Proposal No. 3, abstentions and broker non-votes will have the same effect as a vote against this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4
APPROVAL OF THE ADOPTION OF OUR 2014 STOCK INCENTIVE PLAN
On August 6, 2014, our Board of Directors unanimously approved the adoption, subject to stockholder approval at the Annual Meeting, of the Marina Biotech, Inc. 2014 Long-Term Incentive Plan (the “2014 Plan”). As part of this process, the Board reviewed the number of shares available under our existing equity incentive plans, and determined that the shares available for grant under such existing plans represented an insufficient number of shares to enable us to provide sufficient future grants of stock options or other stock awards. A general description of the basic features of the 2014 Plan is set forth below. Such description is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached as Annex A to this Proxy Statement. If this proposal is approved by our stockholders, we will adopt the 2014 Plan as our primary vehicle for providing equity-based compensation to our officers, directors, employees and other eligible persons.
Purpose
The purpose of the 2014 Plan is to further and promote the interests of our company, its subsidiaries and its stockholders by enabling our company and its subsidiaries to attract, retain and motivate employees, directors and consultants or those who will become employees, directors or consultants of the company and/or its subsidiaries, and to align the interests of those individuals and our stockholders. To do this, the 2014 Plan offers performance-based incentive awards and equity-based opportunities providing employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of our company and/or its subsidiaries.
Number of Shares
The maximum number of shares of our common stock as to which awards may be granted under the 2014 Plan may not exceed 5,000,000 shares. In the case of any individual participant, the maximum amount payable in respect of awards subject to performance criteria in any calendar year may not exceed 1,000,000 shares of common stock. The limits on the number of shares described in this paragraph and the number of shares subject to any award under the 2014 Plan are subject to proportional adjustment as determined by our Board, to reflect certain stock changes, such as stock dividends and stock splits (see “Recapitalization Adjustments” below).
If any awards under the 2014 Plan expire or terminate unexercised, the shares of common stock allocable to the unexercised or terminated portion of such award shall again be available for award under the 2014 Plan.
Administration
The administration, interpretation and operation of the 2014 Plan will be vested in a committee appointed by our Board (the “Committee”). The Committee may designate persons other than members of the Committee to carry out the day-to-day administration of the 2014 Plan. In addition, the Committee may, in its sole discretion, delegate day-to-day ministerial administration to persons other than members of the Committee, except that the Committee shall not delegate its authority with regard to selection for participation in the 2014 Plan and/or the granting of any Awards to Participants. In the event that our Board has not appointed the Committee, then our Board shall have all the powers of the Committee under the 2014 Plan.
Eligibility
Employees, directors and consultants, or those who will become employees, directors and/or consultants of our company and/or its subsidiaries are eligible to receive awards under the 2014 Plan. Awards under the 2014 Plan will be made by the Committee. No determination has been made as to future awards which may be granted under the 2014 Plan, although it is anticipated that recipients of awards will include the current executive officers and directors of our company.

Awards Under the 2014 Plan
Introduction.   Awards under the 2014 Plan may consist of stock options, stock appreciation rights (“SARs”), restricted shares or performance unit awards, each of which is described below. All awards will be evidenced by an award agreement between us and the individual participant and approved by the Committee. In the discretion of the Committee, an eligible employee, director or consultant may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee, director or consultant.
Stock Options and Stock Appreciation Rights.   A stock option is an award that entitles a participant to purchase shares of common stock at a price fixed at the time the option is granted. Stock options granted under the 2014 Plan may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options, and may be granted alone or in addition to other awards under the 2014 Plan. Non-qualified stock options may be granted alone or in tandem with SARs.
An SAR entitles a participant to receive, upon exercise, an amount equal to (a) the excess of (i) the fair market value on the exercise date of a share of common stock, over (ii) the fair market value of a share of common stock on the date the SAR was granted, multiplied by (b) the number of shares of common stock for which the SAR has been exercised.
The exercise price and other terms and conditions of stock options and the terms and conditions of SARs will be determined by the Committee at the time of grant, provided, however, that the exercise price per share may not be less than 100 percent of the fair market value of a share of common stock on the date of the grant. In addition, the term of any incentive stock options granted under the 2014 Plan may not exceed ten years. An option or SAR grant under the 2014 Plan does not provide an optionee any rights as a stockholder and such rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of an SAR.
If stock options and SARs are granted together in tandem, the exercise of such stock option or the related SAR will result in the cancellation of the related stock option or SAR to the extent of the number of shares in respect of which such option or SAR has been exercised.
Stock options and SARs granted under the 2014 Plan shall become exercisable at such time as designated by the Committee at the time of grant.
Payment for shares issuable pursuant to the exercise of a stock option (and applicable tax withholding) may be made either in cash, by certified check, bank draft, or money order, or, by delivery of shares satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit in its sole discretion.
In addition, the Committee, in its sole discretion, may provide in any stock option or SAR award agreement that the recipient of the stock option or SAR will be entitled to dividend equivalents with respect to such award. In such instance, in respect of any such award which is outstanding on a dividend record date for common stock, the participant would be entitled to an amount equal to the amount of cash or stock dividends that would have paid on the shares of common stock covered by such stock option or SAR award had such shares of common stock been outstanding on the dividend record date.
Restricted Share Awards.   Restricted share awards are grants of common stock made to a participant subject to conditions established by the Committee in the relevant award agreement on the date of grant. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement. A participant may not sell or otherwise dispose of restricted shares until the conditions imposed by the Committee with respect to such shares have been satisfied. Restricted share awards under the 2014 Plan may be granted alone or in addition to any other awards under the 2014 Plan. Restricted shares which vest will be reissued as unrestricted shares of common stock.
Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends granted with respect to such restricted shares will be treated as additional restricted shares.
Performance Units.   Performance units (with each unit representing a monetary amount designated in advance by the Committee) are awards which may be granted to participants alone or in addition to any other awards under the 2014 Plan. Participants receiving performance unit grants will only earn such units if our company and/or the participant achieve certain performance goals during a designated performance period. The Committee will establish such performance goals and may use measures such as total stockholder return, return on equity, net earnings growth, sales or revenue growth, comparison to peer companies, individual or aggregate participant performance or such other measures the Committee deems appropriate. The participant may forfeit such units in the event the performance goals are not met. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, in unrestricted common stock or in restricted shares or in any combination thereof, as provided in the relevant award agreement.
Recapitalization Adjustments.   In the event that our Board determines that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of our company, or other corporate transaction or event affects the common stock such that an adjustment is determined by our Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2014 Plan, our Board may, in any manner that it in good faith deems equitable, adjust any or all of (i) the number of shares of common stock or other securities of our company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of shares of common stock or other securities of our company (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price with respect to any stock option, or make provision for an immediate cash payment to the holder of an outstanding award in consideration for the cancellation of such award.
Mergers.   If our company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of its assets, liquidation, or business combination with any person or entity (a “Merger Event”), our Board may, prior to such Merger Event and effective upon such Merger Event, take any action that it deems appropriate, including, replacing such stock options with substitute stock options and/or SARs in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected stock options or SARs granted under the 2014 Plan as of the date of the consummation of the Merger Event. If any Merger Event occurs, our company has the right, but not the obligation, to cancel each participant’s stock options and/or SARs and to pay to each affected participant in connection with the cancellation of such stock options and/or SARs, an amount equal to the excess of the fair market value, as determined by our Board, of the common stock underlying any unexercised stock options or SARs (whether then exercisable or not) over the aggregate exercise price of such unexercised stock options and/or SARs. Upon receipt by any affected participant of any such substitute stock options, SARs (or payment) as a result of any such Merger Event, such participant’s affected stock options and/or SARs for which such substitute options and/or SARs (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected participant.
Amendment, Suspension or Termination of the 2014 Plan
Unless earlier terminated by our Board, the 2014 Plan shall terminate on December 31, 2023. Our Board may amend, suspend or terminate the 2014 Plan (or any portion thereof) at any time. However, no amendment shall (a) materially adversely affect the rights of any participant under any outstanding award, without the consent of such participant, or (b) make any change that would disqualify the 2014 Plan from the benefits provided under Sections 422 and 162(m) of the Internal Revenue Code of 1986 (the “Code”), or (c) increase the number of shares available for awards under the 2014 Plan without stockholder approval; provided, however, that our Board and/or Committee may amend the 2014 Plan, without the consent of any participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the 2014 Plan to cause certain Awards not to be subject to Code Section 409A.
Certain Federal Income Tax Consequences of the 2014 Plan
The following is a brief and general summary of some United States federal income tax consequences applicable to the 2014 Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the 2014 Plan depend upon various factors, including an individual’s own tax status, each participant who receives an award under the 2014 Plan should consult a tax advisor.
Incentive Stock Options.   Stock options granted under the 2014 Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.
Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the later to occur of (i) the end of the two year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (the later of (i) or (ii) being the “ISO Holding Period”), any gain or loss realized upon such disposition will be long-term capital gain or loss, and our company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the option price.
Generally, if the shares are disposed of by the optionee in a taxable disposition within (i) the two year period beginning on the day after the day the option was awarded to the optionee, or (ii) the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and our company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) equal to the amount of ordinary income realized by the optionee. Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.
If an optionee has not remained an employee of our company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee’s death), the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.
Non-Qualified Stock Options.   In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and our company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the fair market value of such shares on the exercise date.
Effect of Share-for-Share Exercise.   If an optionee elects to tender shares of common stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.
If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and our company generally will be entitled to a deduction

(subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.
Restricted Shares.   A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and our company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and our company will not be entitled to a deduction in respect of any such dividend payment.
Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and our company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of common stock for which the terms and conditions applicable to the restricted share award have been satisfied. The participant’s tax basis for any such shares of common stock would be the fair market value on the date such terms and conditions are satisfied.
A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and our company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than thirty (30) days after the date of grant. If such an election is made, no income would be recognized by the participant (and our company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant’s tax basis for the restricted shares received and for any shares of common stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.
The holding period for capital gain or loss purposes in respect of the common stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.
Performance Units.   A participant will not recognize any income upon the award of a performance unit. If the performance goals applicable to the performance unit are achieved during the applicable performance period and such performance units are earned, a participant will recognize compensation taxable as ordinary income when he or she receives payment with respect to such performance unit, and at such time the company will be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted common stock received by the participant in payment of the performance units. The participant’s tax basis for any such shares of common stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units are paid in restricted shares, see “Restricted Shares” above for a discussion of the applicable tax treatment.
Limits on Deductions.   Under Section 162(m) of the Code, the amount of compensation paid to our chief executive officer and our four other most highly paid executive officers in the year for which a deduction is claimed by our company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. Our ability to claim a deduction for compensation paid to any other executive officer or employee of our company (including its subsidiaries) is not affected by this provision.

We have structured the 2014 Plan so that we may claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs, (ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards. Restricted share awards under the 2014 Plan that vest solely upon the passage of time will not be qualified performance-based compensation under Section 162(m) of the Code. Any deduction we may claim upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).
Additional Information.   The recognition by an employee of compensation income with respect to a grant or an award under the 2014 Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the 2014 Plan, uses shares of common stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of common stock.
In the event of a change of control, certain compensation payments or other benefits received by “disqualified individuals” (as defined in Section 280G(c) of the Code) under the 2014 Plan or otherwise may cause or result in “excess parachute payments” (as defined in Section 280G(b)(I) of the Code). Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by our company (or a subsidiary).
Effective Date
The 2014 Plan is effective on August 6, 2014, the date of its adoption by the Board of Directors subject to stockholder approval. The 2014 Plan will terminate on August 6, 2024, except with respect to awards then outstanding. After such date no further awards will be granted under the 2014 Plan unless the 2014 Plan is extended by our Board.
Interest of Certain Persons
Each of our directors and executive officers would be eligible to participate in the 2014 Plan. As a result, approval of the 2014 Plan impacts each of our directors and executive officers and each of them has a personal interest in this proposal and its approval by our stockholders.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of this Proposal No. 4. For purposes of the approval of Proposal No. 4, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are providing stockholders an advisory vote on executive compensation. This nonbinding vote is now required under Section 14A of the Exchange Act.
The section entitled “Executive Compensation” describes the compensation of our chief executive officer and our other most highly compensated executive officers during the 2013 fiscal year, only one of whom — our CEO — is currently an officer of our company. Our executive officers are referred to in this Proposal No. 5 as our named executive officers. Our Board of Directors believes that the policies, procedures and compensation articulated in the “Executive Compensation” section of this proxy statement are appropriate for our company — particularly given our recent financial situation — and that the compensation of our named executive officers in 2013 reflects and supports these compensation policies and procedures.
In particular, and as further described in the “Executive Compensation” section of this proxy statement, we note that due to our financial challenges in 2012 and 2013, our named executive officers worked for a reduced wage during a significant portion of each of the 2012 and 2013 fiscal years, and that they agreed to settle outstanding compensation obligations with respect to such fiscal years in return for the issuance to them of shares of our common stock in January 2014.
We are asking our stockholders to indicate their support at the Annual Meeting for the compensation of our named executive officers as described in this proxy statement. This proposal is intended to provide an overall assessment of the compensation of our named executive officers, rather than focus on any specific item of compensation. Accordingly, we are recommending that our stockholders vote FOR the following resolution:
RESOLVED, the stockholders of Marina Biotech, Inc. approve, on an advisory basis, the compensation of the named executive officers of Marina Biotech, Inc., as disclosed in this proxy statement for the 2014 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including, as applicable, the Summary Compensation Table and the other related tables and disclosures contained in the section of this proxy statement captioned “Executive Compensation”.
This advisory vote on executive compensation, commonly referred to as a ‘say-on-pay’ advisory vote, is not binding on our Board of Directors. However, our Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of this Proposal No. 5. Because your vote is advisory, it will not be binding upon our Board of Directors. For purposes of the approval of Proposal No. 5, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6
ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES
As described in Proposal No. 5 above, our stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program. The advisory vote on executive compensation described in Proposal No. 5 above is referred to as a “say-on-pay vote.”
This Proposal No. 6 affords stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual stockholder meetings (or for any special stockholder meeting for which we must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 6, stockholders may vote to have the say-on-pay vote every year, every two years or every three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal. Although this advisory vote on the frequency of the say-on-pay vote is not binding on our Board of Directors, we will take into account the result of the vote when determining the frequency of future say-on-pay votes.
After careful consideration, the Board of Directors recommends that future stockholder say-on-pay advisory votes on executive compensation be conducted every three years. We believe that this frequency is appropriate due to the fact that a triennial vote will allow our stockholders to better judge our executive compensation program in relation to our long-term performance, particularly as we attempt to resume operating activities, including our clinical trials and our pre-clinical efforts. In addition, we believe that a triennial vote would provide us with enough time to engage with our stockholders to understand their input with respect to our long-term executive compensation program and to implement any changes to the program that may be appropriate to address such input.
This vote is advisory and not binding on us in any way. However, we recognize that our stockholders may have different views as to the best approach for us, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of future advisory votes on executive compensation. Accordingly, we will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. However, we may decide that it is in the best interests of our company and our stockholders to hold an advisory vote on executive compensation more or less frequently than the frequency option receiving the most votes cast by our stockholders.
Stockholders may cast a vote on their preferred voting frequency by selecting the option of one year, two years, or three years, or by abstaining from voting, when they vote at the Annual Meeting on the following resolution:
RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the named executive officers of Marina Biotech, Inc., as set forth in the proxy statement for the 2014 Annual Meeting of Stockholders, should be every year, every two years, or every three years.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of this Proposal No. 6. Because your vote is advisory, it will not be binding upon our Board of Directors. For purposes of the approval of Proposal No. 6, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE FREQUENCY OPTION OF ONCE EVERY “THREE YEARS” AS THE FREQUENCY FOR FUTURE ADVISORY STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.
Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to administer and oversee these processes.
The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.
In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2013 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.
The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in 2013 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.
Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013.
Each of the members of the Audit Committee is independent as defined under the standards of the SEC and NASDAQ, and meets all other requirements of such rules of the SEC.
Respectfully submitted by the Audit Committee,
Joseph W. Ramelli, Chairman
Stefan Loren, Ph.D.
The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION
The following table sets forth information regarding compensation earned during 2013 and 2012 by our CEO and our other most highly compensated executive officers as of the end of the 2013 fiscal year (“Named Executive Officers”).
Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
J. Michael French, President, CEO and Director	2013	127,500	—	—	—	—	127,500
	2012	141,478	—	—	—	—	141,478
Richard T. Ho, M.D., Ph.D., EVP – R&D(2)	2013	0	—	—	—	—	0
	2012	102,385	—	—	—	—	102,385
Philip C. Ranker, Interim CFO and Secretary(3)	2013	103,125	—	—	—	—	103,125
	2012	135,343	—	—	—	—	135,343

(1)
  Although the employment agreements for Mr. French, Dr. Ho and Mr. Ranker provide for an annual base salary of $340,000, $300,000 and $275,000, respectively, due to our company’s financial challenges in 2012 and 2013, such officers worked for a reduced wage during a significant portion of each of the 2012 and 2013 fiscal years. Mr. French, Dr. Ho and Mr. Ranker agreed to settle outstanding compensation obligations with respect to the 2012 and 2013 fiscal years in the amount of $415,000 with respect to Mr. French, $516,000 with respect to Dr. Ho and $318,000 with respect to Mr. Ranker, in return for the issuance of 1,130,000, 390,000 and 870,000 shares of common stock, respectively. We issued these shares, which were valued based on the volume weighted average price of our common stock for the ten trading days ending December 31, 2013 (i.e., $0.33), to Mr. French, Dr. Ho and Mr. Ranker in January 2014.
(2)
  Dr. Ho resigned as an officer of our company effective December 31, 2013. Since January 2014, he has served as the Chairman of our Scientific Advisory Board.
(3)
  Mr. Ranker resigned as an officer of our company effective December 31, 2013. Since January 2014, he has served as a member of our Board of Directors.
Narrative Disclosures Regarding Compensation; Employment Agreements
We have entered into employment agreements with each of our Named Executive Officers. The terms and conditions of these agreements, including those provisions that address potential payments that the applicable Named Executive Officer will receive upon certain change of control and/or termination events, are summarized below. In addition, and as noted in the Summary Compensation Table and the footnotes thereto above, although the employment agreements that we have entered into with our Named Executive Officers provide for base salary and other cash payments to be made to such officers, we did not make certain of these payments in 2012 and 2013 due to our financial condition.
In those employment agreements that we have entered into with our Named Executive Officers that contain a change in control provision, subject to certain exceptions, a change in control is generally defined as (i) the acquisition by any individual, entity or group of 40% or more of our voting securities, (ii) our reorganization, merger or consolidation, or sale of all or substantially all of our assets, following which our stockholders prior to the consummation of such transaction hold 60% or less of the voting securities of the surviving or acquiring entity, as applicable, (iii) a turnover of the majority of the Board as currently constituted, provided that under most circumstances any individual approved by a majority of the incumbent Board shall be considered as a member of the incumbent Board for this purpose, or (iv) a complete liquidation or dissolution of our company.
Unless otherwise provided by our plan administrator in grant agreements or in employment contracts with our Named Executive Officers, upon termination of a participant’s employment or service,

participants generally will forfeit any outstanding awards, except that a participant will have (i) 90 days (but in no event after the original expiration date of the award) following termination of employment or service to exercise any then-vested options and (ii) the earlier of one year or the original expiration of the grant if termination of employment or service is as a result of the participant’s disability or death.
J. Michael French Employment Agreement
On June 10, 2008, we entered into an employment agreement (the “French Agreement”) with J. Michael French pursuant to which Mr. French serves as our Chief Executive Officer. The initial term began on June 23, 2008 and ended on June 9, 2011, and has continued since that date per its terms on a quarter-to-quarter basis provided that Mr. French remains in full-time employment by our company at that time. Mr. French was elected President effective October 1, 2008, and became a Director after election by the Board on September 11, 2008. A copy of the French Agreement was filed as Exhibit 10.2 to our Current Report on Form 8-K dated June 10, 2008.
Pursuant to the French Agreement, Mr. French is entitled to annual base compensation of $340,000, with any increase in base compensation to be set by the Board from time to time as determined by the Board or the Compensation Committee thereof, with the target for each year being the 50th percentile of the Radford survey. He is also eligible to receive annual performance-based incentive cash compensation, with the targeted amount of such incentive cash compensation being 40% of his annual base compensation for the year, but with the actual amount to be determined by the Board or the Compensation Committee. Mr. French also received a relocation allowance in the amount of $102,000.
Under the French Agreement, we granted options to Mr. French to purchase up to 31,500 shares of common stock, of which 10,500 options are exercisable at $50.80 per share, 10,500 options are exercisable at $90.80 per share, and 10,500 options are exercisable at $130.80 per share. The options have a term of 10 years beginning on June 23, 2008.
If Mr. French’s employment is terminated without cause or he chooses to terminate his employment for good reason, all of Mr. French’s options that are outstanding on the date of termination shall be fully vested and exercisable upon such termination and shall remain exercisable for the remainder of their terms. In addition, he will receive (i) base salary, (ii) incentive cash compensation determined on a pro-rated basis as to the year in which the termination occurs, (iii) pay for accrued but unused paid time off, and (iv) reimbursement for expenses through the date of termination, plus an amount equal to 12 months of his specified base salary at the rate in effect on the date of termination.
If Mr. French’s employment is terminated for cause or he chooses to terminate his employment other than for good reason, vesting of the options shall cease on the date of termination and any then unvested options shall terminate, however the then-vested options shall remain vested and exercisable for the remainder of their respective terms. He will also receive salary, a pro-rated amount of incentive cash compensation for the fiscal year in which the termination occurs, pay for accrued but unused paid time off, and reimbursement of expenses through the date of termination.
If Mr. French’s employment is terminated due to death or disability, Mr. French or his estate, as applicable, is entitled to receive (i) salary, reimbursement of expenses, and pay for accrued but unused paid time off; (ii) incentive cash compensation determined on a pro-rated basis as to the year in which the termination occurs; and (iii) a lump sum equal to base salary at the rate in effect on the date of termination for the remaining term of the French Agreement at the time of such termination. In addition, vesting of all of Mr. French’s options that are outstanding on the date of termination shall cease, and any then vested options shall remain exercisable as specified in the applicable grant agreements.
If Mr. French’s employment is terminated by us (other than for cause) or by Mr. French (for good reason), and in either case other than because of death or disability, during the one-year period following a change in control of our company, then Mr. French will be entitled to receive as severance: (i) salary, expense reimbursement and pay for unused paid time off through the date of termination; (ii) a lump-sum amount equal to twelve (12) months of base salary at the rate in effect on the date of termination; (iii) the amount of his incentive cash compensation for the fiscal year in which the date of termination occurs

(determined on a pro-rated basis); and (iv) an additional lump-sum payment equal to fifty percent (50%) of his base salary for such year. In addition, all of Mr. French’s outstanding stock options shall be fully vested and exercisable upon a change of control and shall remain exercisable as specified in the option grant agreements.
Pursuant to the French Agreement, a change in control generally means (i) the acquisition by any person or group of 40% or more of our voting securities, (ii) our reorganization, merger or consolidation, or sale of all or substantially all of our assets, following which our stockholders prior to the consummation of such transaction hold 60% or less of the voting securities of the surviving or acquiring entity, as applicable, (iii) a turnover of the majority of the Board as currently constituted, provided that under most circumstances any individual approved by a majority of the incumbent Board shall be considered as a member of the incumbent Board of Directors for this purpose, or (iv) a complete liquidation or dissolution of us. As a result of the Waiver Agreement that Mr. French entered into with us on March 31, 2010, Mr. French waived any and all right, title, claim and interest that he may have to receive any payments or accelerated vesting of equity awards under the French Agreement or under any equity compensation plan of our company, in each case as a result of our merger with Cequent Pharmaceuticals being deemed a change of control.
The French Agreement also provides that we will, in connection with each election of our directors during the term of the French Agreement, nominate, recommend and use our best efforts to cause the election to the Board of Directors of Mr. French. In general, Mr. French has agreed not to compete with us for six months following the end of the employment term or to solicit our partners, clients or employees for one year following the end of the employment term.
On August 2, 2012, we amended the French Agreement to provide that, notwithstanding anything to the contrary contained in the French Agreement, Mr. French may engage in consulting and other similar work, not directly competitive with our company, while employed by our company.
Richard T. Ho, M.D., Ph.D. Employment Agreement
On September 2, 2011, we entered into an employment agreement (the “Ho Agreement”) with Richard T. Ho, M.D., Ph.D. pursuant to which Dr. Ho shall serve as Executive Vice President — Research and Development for a three year term effective September 1, 2011. A copy of the Ho Agreement was filed as Exhibit 10.1 to our Current Report on Form 8-K dated September 1, 2011. Dr. Ho. resigned as an officer of our company effective December 31, 2013.
Pursuant to the Ho Agreement, Dr. Ho was entitled to an annual base salary of $300,000, which was reviewed annually by the Board of Directors. For the fiscal year beginning on January 1, 2012, and for each subsequent fiscal year or portion thereof, Dr. Ho was also eligible to receive annual incentive cash compensation, but no such incentive payments were authorized in 2012 or 2013.
Moreover, we agreed to pay to Dr. Ho a total of $90,000 in connection with his relocation to the Seattle, WA metropolitan area in two equal payments of $45,000 through our regular payroll practices on October 1, 2011 and January 1, 2012. We and Dr. Ho have agreed that the second $45,000 payment was not due. We also reimbursed Dr. Ho for his reasonable travel expenses from his home residence to our headquarters in Bothell, WA until October 1, 2011.
Under the Ho Agreement, we granted to Dr. Ho options to purchase up to 30,000 shares of our common stock at an exercise price of $2.10 per share. The vesting schedule for such options provided that 10,000 options would vest and become exercisable on September 2, 2012, with the remaining options vesting and becoming exercisable on a quarterly basis during the two-year period following September 2, 2012.
If we had terminated Dr. Ho’s employment without Cause (as defined in the Ho Agreement), or if upon the expiration of the employment term set forth in the Ho Agreement we had failed to offer to renew or extend the employment term, or if Dr. Ho had terminated his employment for good reason (as defined in the Ho Agreement), then: (i) Dr. Ho would have been entitled to receive (x) base salary, a pro-rated amount of the Annual Bonus Target for the fiscal year in which the termination date occurs, pay for accrued but unused paid time off and reimbursement for expenses through the termination date (collectively, “Accrued Salary and Benefits”) and (y) a lump sum equal to twelve (12) months of Dr. Ho’s specified base salary at the rate in effect on the termination date; and (ii) all common stock purchase options granted to Dr. Ho would have been fully vested and exercisable upon such termination and would have remained exercisable in accordance with the grant agreements.
In general, Dr. Ho had agreed: (i) not to compete with us during the employment term and for six (6) months thereafter; (ii) not to solicit our partners, consultants, certified research organizations, principal vendors, licensees or employees for twelve (12) months following the end of the employment term; and (iii) not to solicit or accept business from, or perform or supervise the performance of any services related to such business from, certain clients, former clients and prospective clients of our company during the employment term and for six (6) months thereafter. In addition, these non-compete and non-solicitation agreements were not applicable if Dr. Ho’s employment had been terminated by us without Cause, or by Dr. Ho for good reason.
Philip C. Ranker Employment Agreement
On September 7, 2011, we entered into an employment agreement (the “Ranker Agreement”) with Philip C. Ranker pursuant to which Mr. Ranker served as Chief Accounting Officer for the period beginning on September 7, 2011 through September 30, 2011, and as interim Chief Financial Officer and Secretary for the period beginning on October 1, 2011 through March 7, 2012. The Ranker Agreement was amended on March 16, 2012 to extend the employment period to September 7, 2012. A copy of the Ranker Agreement was filed as Exhibit 10.2 to our Current Report on Form 8-K dated September 1, 2011. Mr. Ranker resigned as an officer of our company effective December 31, 2013. Since January 2014 he has served as a member of our Board of Directors.
Pursuant to the Ranker Agreement, Mr. Ranker was entitled to an annual base salary of $275,000. Mr. Ranker was also eligible to receive annual incentive cash compensation, but no such incentive payments were authorized in 2012 or 2013. Moreover, we agreed to pay to Mr. Ranker in two equal payments of $8,500 through our regular payroll practices a total of $17,000 in connection with his relocation to the Seattle, WA metropolitan area. We also agreed to reimburse Mr. Ranker for reasonable travel expenses to and from his home residence to and from our headquarters in Bothell, WA.
Under the Ranker Agreement, we granted to Mr. Ranker options to purchase up to 2,500 shares of our common stock at an exercise price of $2.20 per share. The options vested in full on September 7, 2012.
If we had terminated Mr. Ranker’s employment without Cause (as defined in the Ranker Agreement), or if Mr. Ranker had terminated his employment for good reason (as defined in the Ranker Agreement), then: (i) Mr. Ranker would have been entitled to receive base salary, pay for accrued but unused paid time off and reimbursement for expenses through the termination date; provided that if Mr. Ranker’s employment had terminated at any time prior to March 7, 2012, Mr. Ranker would have been entitled to receive payments of base salary in an amount such that the aggregate amount of base salary payments made to Mr. Ranker (including any such payments that were made prior to the termination date) would have equaled $137,500; and (ii) all common stock purchase options granted to Mr. Ranker would have been fully vested and exercisable upon such termination and would have remained exercisable in accordance with the applicable grant agreements.
If we had terminated Mr. Ranker’s employment for Cause or Mr. Ranker had terminated his employment other than for good reason, then Mr. Ranker would have been entitled to receive base salary, pay for accrued but unused paid time off and reimbursement for expenses through the termination date. The vesting of any outstanding common stock purchase options would have ceased on the termination date, and any then un-vested outstanding options would have terminated (with any then-vested outstanding options vested and exercisable as specified in the applicable option grant agreements).
In general, Mr. Ranker had agreed: (i) not to compete with us during the employment term and for six (6) months thereafter; (ii) not to solicit our employees for six (6) months following the end of the employment term; and (iii) not to solicit or accept business from, or perform or supervise the performance of any services related to such business from, certain clients, former clients and prospective clients of our company during the employment term and for six (6) months thereafter. The non-compete and non-solicitation agreements described in (i) and (iii) above are only applicable if Mr. Ranker’s employment had been terminated for Cause, and the non-solicitation agreement described in (ii) above is not applicable if Mr. Ranker’s employment is terminated by us without Cause or by Mr. Ranker for good reason.

Outstanding Equity Awards at Fiscal Year End
2013 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2013:

		Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name		Exercisable	Unexercisable
J. Michael French	(1)	10,501	—	—	$50.80	6/23/18	—	—	—	—
	(2)	10,501	—	—	$90.80	6/23/18	—	—	—	—
	(3)	10,500	—	—	$130.80	6/23/18	—	—	—	—
	(4)	6,000	—	—	$60.80	5/20/19	—	—	—	—
	(5)	7,970	—	—	$24.50	10/14/20	—	—	—	—
	(6)	33,833	9,667	—	$2.00	8/26/21
Richard T. Ho, M.D., Ph.D.	(7)	22,500	7,500	—	$2.10	9/2/21	—	—	—	—
Philip C. Ranker	(8)	2,500	—	—	$2.20	9/7/21	—	—	—	—

(1)
  The options became exercisable on June 23, 2009.
(2)
  The options vested in four equal quarterly increments on September 10, 2009, December 10, 2009, March 10, 2010 and June 10, 2010.
(3)
  The options vested in four equal quarterly increments on September 10, 2010, December 10, 2010, March 10, 2011 and June 10, 2011.
(4)
  One-third of the options vested on May 20, 2010. The remaining options vested quarterly in equal installments during the two-year period commencing after May 20, 2010.
(5)
  One-third of the options vested on October 14, 2011. The remaining options vested quarterly in equal installments during the two-year period commencing after October 14, 2011.
(6)
  One-third of these options vested on August 26, 2012. The remaining options vest in 24 equal monthly installments during the two-year period commencing after August 26, 2012.
(7)
  One-third of these options vested on September 2, 2012. The remaining options vest quarterly in equal installments during the two-year period commencing after September 2, 2012.
(8)
  The options vested on September 7, 2012.
Option repricings
We have not engaged in any option repricings or other modifications to any of our outstanding equity awards to our Named Executive Officers during fiscal year 2013.

Compensation of Directors
2013 Director Compensation Table
The following Director Compensation Table sets forth information concerning compensation for services rendered by our non-employee directors for fiscal year 2013. None of the persons listed in the table below held any options to purchase shares of our common stock as of December 31, 2013.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Stefan Loren, Ph.D.	$—	—	$—	—	$—
Joseph W. Ramelli	—	—	—	—	—
Total	$—	—	$—	—	$—

(1)
  Due to our recent financial condition, none of the persons serving as our non-employee directors during the 2013 fiscal year, each of whom was appointed in August 2012 and each of whom is currently serving as a member of our Board of Directors, received any cash payments during 2012 or 2013 in connection with their service to our company. However, in January 2014 we issued to each such non-employee director 151,000 shares of common stock in lieu of approximately $50,000 of fees otherwise due to such director with respect to his service on the Board representing approximately $10,000 of fees from the period August 2012 through December 2012 and approximately $40,000 of fees for 2013.
J. Michael French, current director, President and CEO, has not been included in the Director Compensation Table because he is a Named Executive Officer and does not receive any additional compensation for services provided as a director. Mr. Ranker, who currently serves on our Board of Directors and was a Named Executive Officer with respect to the 2013 fiscal year, did not serve as a member of our Board of Directors during 2013.
Annual Cash Retainer for 2013:   With respect to the 2013 fiscal year, the annual cash retainer was: (i) $26,000 for non-employee members of the Board, (ii) $15,000 for the Chairman of the Audit Committee, (iii) $12,000 for the Chairman of the Compensation Committee, (iv) $10,000 for the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Strategy and Deal Committee, and (v) $22,000 for the Chairman of the Board. In addition, each non-employee director who served as a member of any of the standing committees of the Board of Directors (other than the chair of any such committee) was entitled to an annual cash retainer of $5,000 for service on each such committee. Due to our financial condition, none of the non-employee members of the Board who served on the Board during 2013 received any cash payments during 2013 in connection with their service to our company. However, in January 2014 we issued to each such non-employee director 151,000 shares of common stock in lieu of approximately $50,000 of fees otherwise due to such director with respect to his service on the Board representing approximately $10,000 of fees from the period August 2012 through December 2012 and approximately $40,000 of fees for 2013.
Annual Equity Grant for 2012:   Notwithstanding any policies to the contrary, we did not make any equity grants to any of the non-employee members of our Board during the 2013 fiscal year, and such directors have waived receipt of any such equity grants.
Current Annual Cash Retainer:   Our non-employee directors are currently entitled to receive an annual fee of $40,000, payable in cash in advance on a quarterly basis.
Transactions with Related Persons, Promoters and Certain Control Persons
It has been our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions. Our Code of Business Conduct and Ethics requires that all employees, including officers and directors, disclose to the CFO the nature of any company business that is conducted with any related party of such employee, officer or director (including any immediate family member of such employee, officer or director, and any entity owned or controlled by such persons). If the transaction involves an officer or director of our company, the CFO must bring the transaction to the attention of the

Audit Committee or, in the absence of an Audit Committee the full Board, which must review and approve the transaction in writing in advance. In considering such transactions, the Audit Committee (or the full Board, as applicable) takes into account the relevant available facts and circumstances.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides aggregate information as of December 31, 2013 with respect to all of the compensation plans under which our common stock is authorized for issuance, including our Amended and Restated 2000 Nonqualified Stock Option Plan (the “2000 Plan”), our 2002 Stock Option Plan (the “2002 Plan”), our 2004 Stock Incentive Plan (the “2004 Plan”) and our 2008 Stock Incentive Plan (the “2008 Plan”), along with options granted outside of our equity compensation plans:

	(a)		(b)	I
	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	249,095	(1)(4)	32.4	11,588 (3)
Equity compensation plans not approved by security holders	29,928	(2)	99.4	—
Total	279,023		39.46	11,588

(1)
  Consists of: (i) 13,897 shares of common stock underlying awards made pursuant to the 2002 Plan; (ii) 10,926 shares of common stock underlying awards made pursuant to the 2004 Plan and (iii) 224,272 shares of common stock underlying awards made pursuant to the 2008 Plan.
(2)
  Consists of 2,428 shares of common stock underlying awards made pursuant to the 2000 Plan and 27,500 shares of common stock underlying options awarded to J. Michael French, CEO and President, as an inducement to enter into his employment contract with us in June 2008. Under the 2000 Plan, we were authorized to grant non-qualified stock options to purchase a maximum of 25,000 shares of common stock to our employees, officers, directors and consultants.
(3)
  Includes zero shares of common stock available for future issuance under the 2007 Employee Stock Purchase Plan (the “ESPP”) as of December 31, 2013. The ESPP was terminated in 2012.
(4)
  This table does not include equity awards that have been assumed by us in connection with our acquisition of Cequent Pharmaceuticals, Inc. As of December 31, 2013, an additional 5,806 shares of our common stock were subject to outstanding stock options assumed in connection with our acquisition of Cequent Pharmaceuticals, Inc., with a weighted average exercise price of $32.40 per share. We will not make any future grants of equity awards under this assumed equity compensation plan.
SUBMISSION OF STOCKHOLDER PROPOSALS
We intend to hold our 2015 annual meeting of stockholders (the “2015 Annual Meeting”) in July 2015. To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, the 2015 Annual Meeting, a stockholder proposal must be received by the Corporate Secretary, Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041, no later than April 22, 2015, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.
Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the 2015 Annual Meeting, any such stockholder proposal must be received by the Corporate Secretary, Marina Biotech, Inc., no earlier than May 18, 2015 and no later than July 2, 2015, provided, that if the 2015 Annual Meeting is scheduled to be held on a date more than 30 days before the anniversary date of the 2014 annual meeting of stockholders or more than 60 days after the anniversary date of the 2014 annual meeting of stockholders, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, our company not later than the close of business on the later of (A) the 75th day prior to the scheduled date of the 2015 Annual Meeting, or (B) the 15th day following the day on which public announcement of the date of the 2015 Annual Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with NASDAQ. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2013, the Reporting Persons met all applicable Section 16(a) filing requirements.
OTHER MATTERS
We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to J. Michael French, President & CEO, Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041.
Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.
It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.
By order of the Board of Directors,
/s/ J. Michael French
J. Michael French
President & CEO
August 18, 2014
Cambridge, MA

ANNEX A
MARINA BIOTECH, INC.
2014 LONG-TERM INCENTIVE PLAN
* * * * *
1. Purpose.   The purpose of the Marina Biotech, Inc. 2014 Long-Term Incentive Plan (the “Plan”) is to further and promote the interests of Marina Biotech, Inc. (the “Company”), its Subsidiaries and its stockholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, directors and consultants, or those who will become employees directors or consultants, and to align the interests of those individuals and the Company’s stockholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing such employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.
2. Definitions.   For purposes of the Plan, the following terms shall have the meanings set forth below:
 2.1 “Award” means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.
 2.2 “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 15.7 of the Plan in connection with the granting of an Award.
 2.3 “Board” means the Board of Directors of the Company, as constituted from time to time.
 2.4 “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.
 2.5 “Committee” means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan, or if no such committee has been appointed or established, the Board.
 2.6 “Common Stock” means the Common Stock, par value $0.006 per share, of the Company, or any security of the Company issued by the Company in substitution or exchange therefor.
 2.7 “Company” means Marina Biotech, Inc., a Delaware corporation, or any successor entity to Marina Biotech, Inc.
 2.8 “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.
 2.9 “Fair Market Value” means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on a public exchange for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on an exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.
 2.10 “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.
 2.11 “Non-Qualified Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.
 2.12 “Participant” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.
 2.13 “Performance Units” means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

 2.14 “Plan” means the Marina Biotech, Inc. 2014 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).
 2.15 “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.
 2.16 “Stock Appreciation Right” means an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.
 2.17 “Subsidiary(ies)” means any corporation (other than the Company), trust, partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting shares, partnership, beneficial or membership interests in one of the other entities in such chain.
3. Administration.
 3.1 The Committee.   The Plan shall be administered by the Committee. Subject to the last sentence of this Section 3.1, the Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Section 162(m) of the Code). Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee. In the event that the Board has not appointed the Committee, then the Board shall have all the powers of the Committee under the Plan.
 3.2 Plan Administration and Plan Rules.   The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee. The Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purpose of making Awards to Participants who are not subject to Section 16 of the Exchange Act.
 3.3 Liability Limitation.   Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

4. Term of Plan/Common Stock Subject to Plan.
 4.1 Term.   Unless terminated earlier by the Board, the Plan shall terminate on August 6, 2024, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.
 4.2 Common Stock.   The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 5,000,000 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.
 4.3 Computation of Available Shares.   For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.
5. Eligibility.   Individuals eligible for Awards under the Plan shall consist of employees, directors and consultants, or those who will become employees, directors or consultants, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary.
6. Stock Options.
 6.1 Terms and Conditions.   Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s)”). Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.
 6.2 Grant.   Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Shareholder”).
 6.3 Exercise Price.   The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.
 6.4 Term.   The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

 6.5 Method of Exercise.   A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary’s designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price (and applicable tax withholding) in cash, by certified check, bank draft, or money order payable to the order of the Company, or, if permitted by the Committee in its sole discretion, by delivery of shares of Common Stock satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit, in its sole discretion. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.
 6.6 Tandem Grants.   If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.
7. Stock Appreciation Rights.
 7.1 Terms and Conditions.   The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.
 7.2 Stock Appreciation Rights.   A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.
 7.3 Grant.   A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.
 7.4 Date of Exercisability.   In respect of any Stock Appreciation Right granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in the Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.
 7.5 Form of Payment.   Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.
 7.6 Tandem Grant.   The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.
8. Restricted Shares.
 8.1 Terms and Conditions.   Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:
“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the Marina Biotech, Inc. 2014 Long-Term Incentive Plan and an Award Agreement entered into between the registered owner hereof and Marina Biotech, Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of Marina Biotech, Inc. Marina Biotech, Inc. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. Marina Biotech, Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied.”
Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.
 8.2 Restricted Share Grants.   A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).
 8.3 Restriction Period.   In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.
 8.4 Payment of Restricted Share Grants.   After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant, provided that the removal of such legend is permitted by applicable federal and state securities laws.
 8.5 Shareholder Rights.   A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.
9. Performance Units.
 9.1 Terms and Conditions.   Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.
 9.2 Performance Unit Grants.   A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

 9.3 Grants.   Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.
 9.4 Performance Goals and Performance Periods.   Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.
 9.5 Payment of Units.   With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.
10. Other Provisions.
 10.1 Performance-Based Awards.   Performance Units, Restricted Shares, and other Awards subject to performance criteria that are intended to be “qualified performance-based compensation” within the meaning of section 162(m) of the Code shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goals shall be the attainment of pre-established levels of any of net income, market price per share, earnings per share, return on equity, return on capital employed and/or cash flow, regulatory approval of products, strategic alliances and joint ventures and patent issuances. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan, “Covered Employee” has the same meaning as set forth in Section 162(m) of the Code.
 10.2 Maximum Yearly Awards.   The maximum annual Common Stock amounts in this Section 10.2 are subject to adjustment under Section 13.2 and are subject to the Plan maximum under Section 4.2.
 10.2.1 Performance-Based Awards.   The maximum amount payable in respect of Performance Units, performance-based Restricted Shares and other Awards in any calendar year may not exceed 1,000,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.
 10.2.2   Stock Options and SARs.   Each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 1,000,000 underlying shares of Common Stock.
11. Dividend Equivalents.   In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.
12. Non-transferability of Awards.   Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.
13. Changes in Capitalization and Other Matters.
 13.1 No Corporate Action Restriction.   The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.
 13.2 Recapitalization Adjustments.   In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.
 13.3 Mergers.   If the Company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination with any person or entity (such merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination to be referred to herein as a “Merger Event”), the Board may take such action as it deems appropriate, including, but not limited to, replacing such Stock Options with substitute stock options and/or stock appreciation rights in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in the Plan, if any Merger Event occurs, the Company shall have the right, but not the obligation, to cancel each Participant’s Stock Options and/or Stock Appreciation Rights and to pay to each affected

Participant in connection with the cancellation of such Participant’s Stock Options and/or Stock Appreciation Rights, an amount equal to the excess of the Fair Market Value, as determined by the Board, of the Common Stock underlying any unexercised Stock Options or Stock Appreciation Rights (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights.
Upon receipt by any affected Participant of any such substitute stock options, stock appreciation rights (or payment) as a result of any such Merger Event, such Participant’s affected Stock Options and/or Stock Appreciation Rights for which such substitute options and/or stock appreciation rights (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.
14. Amendment, Suspension and Termination.
 14.1 In General.   The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely affect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, without the consent of such Participant, or (y) increase the number of shares available for Awards pursuant to Section 4.2 or increase the Maximum Yearly Awards under Section 10.2 or change the performance criteria listed in Section 10.1, without shareholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the Plan to cause certain Awards not to be subject to Code Section 409A.
 14.2 Award Agreement Modifications.   The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units, and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or (c) the performance period or goals in respect of any Performance Units. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to or modification of such Award to cause such Award not to be subject to Code Section 409A.
15. Miscellaneous.
 15.1 Tax Withholding.   The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.
 15.2 No Right to Employment.   Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.
 15.3 Unfunded Plan.   The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.
 15.4 Payments to a Trust.   The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.
 15.5 Other Company Benefit and Compensation Programs.   Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.
 15.6 Listing, Registration and Other Legal Compliance.   No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.
 15.7 Award Agreements.   Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.
 15.8 Designation of Beneficiary.   Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.
 15.9 Leaves of Absence/Transfers.   The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.
 15.10 Code Section 409A.   This Plan and all Awards hereunder are intended to comply with the requirements of Code Section 409A and any regulations or other authority promulgated thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, the Board and the Committee reserve the right (without the consent of any Participant and without any obligation to do so or to indemnify any Participant or the beneficiaries of any Participant for any failure to do so) to amend this Plan and/or any Award Agreement as and when necessary or desirable to conform to or otherwise properly reflect any guidance issued under Code Section 409A after the date hereof without violating Code Section 409A. In the event that any payment or benefit made hereunder would constitute payments or benefits pursuant to a non-qualified deferred compensation plan within the meaning of Code Section 409A and, at the time of a Participant’s “separation from service”, such Participant is a “specified employee” within the meaning of Code Section 409A, then any such payments or benefits shall be delayed until the six-month anniversary of the date of such Participant’s “separation from service”. Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Code Section 409A.
 15.11 Governing Law.   The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.
 15.12 Effective Date.   The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company’s stockholders in accordance with Sections 162(m) and 422 of the Code.
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IN WITNESS WHEREOF, this Plan is adopted by the Company on this 6th day of August, 2014.
MARINA BIOTECH, INC.
By: /s/ J. Michael French
Name: J. Michael French
Title: President & CEO

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NAME		SHARES
THE COMPANY NAME INC. - COMMON		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F		123,456,789,012.12345
THE COMPANY NAME INC. - 401 K		123,456,789,012.12345

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0000218391_1 R1.0.0.51160

 MARINA BIOTECH, INC. P.O. Box 1559 BOTHELL, WA 98041 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.comUsetheInternettotransmityourvotinginstructionsandforelectronicdeliveryofinformationupuntil11:59P.M.EasternTimethedaybeforethemeetingdate.Haveyourproxycardinhandwhenyouaccessthewebsiteandfollowtheinstructionstoobtainyourrecordsandtocreateanelectronicvotinginstructionform.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIfyouwouldliketoreducethecostsincurredbyourcompanyinmailingproxymaterials,youcanconsenttoreceivingallfutureproxystatements,proxycardsandannualreportselectronicallyviae-mailortheInternet.Tosignupforelectronicdelivery,pleasefollowtheinstructionsabovetovoteusingtheInternetand,whenprompted,indicatethatyouagreetoreceiveoraccessproxymaterialselectronically in future years.VOTE BY PHONE - 1-800-690-6903Useanytouch-tonetelephonetotransmityourvotinginstructionsupuntil11:59P.M.EasternTimethedaybeforethemeetingdate.Haveyourproxycardinhandwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.0000218391_1 R1.0.0.51160 For All The Board of Directors recommends you vote FOR the following: 01. Election of Directors Nominees 01 J. Michael French 02 Stefan Loren, Ph.D. The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5.. For 2. To ratify the appointment of Wolf & Company, 0P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014. 3. To consider and vote on a proposal to amend our 0amended and restated certificate of incorporation to effect a reverse stock split, any time within two (2) years following the Annual Meeting, and in such ratio between a one-for-two and one-for-ten reverse stock split, to be determined by our Board of Directors, to be in the best interest of Marina Biotech, Inc. For address change/comments, mark here. (see reverse for instructions) Yes Please indicate if you plan to attend this meeting 0 Withhold For All All Except 0 0To withhold authority to vote for anyindividual nominee(s), mark For AllExcept and write the number(s) of thenominee(s) on the line below.03 Joseph W. Ramelli 04 Philip C. Ranker 05 Donald A. Williams Against Abstain For Against Abstain 4. To consider and vote on a proposal to adopt the0 0 0 0 0Marina Biotech, Inc. 2014 Long-Term Incentive Plan. 5. To approve, on an advisory basis, the0 0 0 0 0compensation of the named executive officers of Marina Biotech, Inc. The Board of Directors recommends you vote 3 YEARS on the following proposal: 1 year 2 years 3 years Abstain 6. To recommend, on an advisory basis, the0 0 0 0frequency of future advisory votes on executive compensation. NOTE: Such other business as may properly come0No before the meeting or any adjournment thereof. 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

MARINA BIOTECH, INC.
Annual Meeting of Stockholders
September 15, 2014 10:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) J. Michael French, lawful attorney and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Marina Biotech, Inc. (the "Company") to be held at 12220 El Camino Real, Suite 300, San Diego, California 92130, on Monday, September 15, 2014, at 10:00 a.m., Pacific Time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "for" proposal numbers 1, 2, 3, 4 and 5, and "3 years" for proposal number 6. Any prior proxies are hereby revoked.

Address change/comments:

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Continued and to be signed on reverse side

0000218391_2 R1.0.0.51160

 0000218391_2 R1.0.0.51160Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Document is/are available atwww.proxyvote.com.MARINA BIOTECH, INC.Annual Meeting of StockholdersSeptember 15, 2014 10:00 AM Pacific TimeThis proxy is solicited by the Board of DirectorsTheundersignedherebyappoint(s)J.MichaelFrench,lawfulattorneyandproxyoftheundersigned,withfullpowerofsubstitution,forandinthename,placeandsteadoftheundersignedtoattendtheAnnualMeetingofStockholders(the"AnnualMeeting")ofMarinaBiotech,Inc.(the"Company")tobeheldat12220ElCaminoReal,Suite300,SanDiego,California92130,onMonday,September15,2014,at10:00a.m.,PacificTime,andanyadjournment(s)orpostponement(s)thereof,withallpowerstheundersignedwouldpossessifpersonallypresent,andtovotethenumberofsharestheundersignedwouldbeentitledtovoteifpersonally present.Thisproxywhenproperlyexecutedwillbevotedinthemannerdirectedhereinbytheundersignedstockholder.Ifnodirectionismade,thisproxywillbe voted for proposal numbers 1, 2, 3, 4 and 5, and 3 years for proposal number 6. Any prior proxies are hereby revoked.(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)Address change/comments: Continued and to be signed on reverse side0000218391_2 R1.0.0.51160Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Document is/are available atwww.proxyvote.com.MARINA BIOTECH, INC.Annual Meeting of StockholdersSeptember 15, 2014 10:00 AM Pacific TimeThis proxy is solicited by the Board of DirectorsTheundersignedherebyappoint(s)J.MichaelFrench,lawfulattorneyandproxyoftheundersigned,withfullpowerofsubstitution,forandinthename,placeandsteadoftheundersignedtoattendtheAnnualMeetingofStockholders(the"AnnualMeeting")ofMarinaBiotech,Inc.(the"Company")tobeheldat12220ElCaminoReal,Suite300,SanDiego,California92130,onMonday,September15,2014,at10:00a.m.,PacificTime,andanyadjournment(s)orpostponement(s)thereof,withallpowerstheundersignedwouldpossessifpersonallypresent,andtovotethenumberofsharestheundersignedwouldbeentitledtovoteifpersonally present.Thisproxywhenproperlyexecutedwillbevotedinthemannerdirectedhereinbytheundersignedstockholder.Ifnodirectionismade,thisproxywillbe voted for proposal numbers 1, 2, 3, 4 and 5, and 3 years for proposal number 6. Any prior proxies are hereby revoked.(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)Address change/comments: Continued and to be signed on reverse side